UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2018
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry Into a Material Definitive Agreement.
On February 26, 2018, Marriott International, Inc. (the “Company”) and certain of its affiliates entered into the following agreements with Marriott Vacations Worldwide Corporation (“MVWC”) and certain of its affiliates, each dated as of that date (together, the “Agreements”):

1.
First Amendment to the License, Services and Development Agreement for Marriott Projects entered into on November 17, 2011, among the Company, Marriott Worldwide Corporation, MVWC and the other signatories thereto (“Marriott License Agreement Amendment”);

2.
First Amendment to the License, Services and Development Agreement for Ritz-Carlton Projects entered into on November 17, 2011, among The Ritz-Carlton Hotel Company, LLC, MVWC and the other signatories thereto (“Ritz-Carlton License Agreement Amendment” and together with the Marriott License Agreement Amendment, the “License Agreement Amendments”); and

3.
First Amendment to the Marriott Rewards Affiliation Agreement entered into on November 17, 2011, among the Company, Marriott Rewards, LLC, MVWC, and Marriott Ownership Resorts, Inc. (“Rewards Agreement Amendment”).

The following summary of the Agreements is qualified in its entirety by the terms and provisions of the Agreements, which are attached as Exhibits to this filing.

Under the License, Services and Development Agreements for Marriott Projects and for Ritz-Carlton Projects, the Company licenses certain of its Marriott and Ritz-Carlton trademarks and other intellectual property to MVWC for use in the timeshare and fractional business of MVWC. Under those agreements, MVWC also generally has the exclusive rights to use, for timeshare purposes, customer facing elements of the reservations system that the Company uses for its Marriott Hotels and Resorts branded and Ritz-Carlton branded hotels, as well as the loyalty programs used for Marriott Hotels and Resorts branded and Ritz-Carlton branded hotels (currently, the Marriott Rewards and Ritz-Carlton Rewards programs) and the right to market to the members thereof (such systems and programs collectively, the “Marriott Channels”), in connection with MVWC’s timeshare business conducted under such License, Services and Development Agreements. The License, Services and Development Agreements are described in more detail in the Information Statement that MVWC filed with the Securities and Exchange Commission on October 25, 2011 as Exhibit 99.1 to MVWC’s Registration Statement on Form 10 (File No. 001-35219) (the “MVWC Form 10”), in the section entitled “Certain Relationships and Related Party Transactions -License Agreements for Marriott and Ritz-Carlton Marks and Intellectual Property,” which is hereby incorporated by reference.

Under a separate License, Services and Development Agreement between Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc. and now a wholly owned indirect subsidiary of the Company)(“Starwood”), Vistana Signature Experiences, Inc. (“Vistana”) and ILG, Inc., Starwood licenses certain of its Sheraton and Westin trademarks and other intellectual property to Vistana for use in the timeshare business of Vistana (the “Licensed Vistana Business”). Under that agreement, Vistana generally has nonexclusive rights to use customer facing elements of the reservations system that Starwood uses for its hotels, as well as the Starwood Preferred Guest loyalty program and the right to market to the members thereof (together, the “Starwood Channels”), in connection with the Licensed Vistana Business.

The License Agreement Amendments amend certain provisions of the License, Services and Development Agreements for Marriott Projects and for Ritz-Carlton Projects to permit the participation by Vistana, as part of the Licensed Vistana Business, in the Marriott Channels upon the harmonization and integration of the Marriott Channels and the Starwood Channels into single integrated platforms (the “Platform Combinations”).

The License Agreement Amendments also provide for an annual $3 million reduction in the base royalty payment made by MVWC to the Company, which amount is currently $51,875,650 per year (and is adjusted by an inflation factor every 5 years), commencing in 2018 on a pro-rated basis and continuing for as long as Vistana is able to access the Marriott Channels. The License Agreement Amendments also expand MVWC’s rights to market its vacation ownership products at hotels operating under certain of the Company’s marks and as an option under MVWC’s exchange program.

MVWC issues Marriott Rewards points for certain approved purposes in connection with MVWC’s business and participates in the Marriott Rewards loyalty program under the Marriott Rewards Affiliation Agreement, as described in the MVWC Form 10 in the section entitled “Certain Relationships and Related Party Transactions -Marriott Rewards Affiliation Agreement,” which is hereby incorporated by reference. The Rewards Agreement Amendment amends certain provisions of the Marriott Rewards Affiliation Agreement in connection with the planned Platform Combinations.

With the execution and delivery of the License Agreement Amendments, the Rewards Agreement Amendment and the Side Letter Amendment (described in Item 7.01 below), there are no remaining third-party consents or approvals required for the Company to effect the Platform Combinations.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the other amendments described in Item 1.01, on February 26, 2018, the Company and MVWC agreed to terminate, effective as of such date, the Non-Competition Agreement dated November 17, 2011 between the Company and MVWC. This agreement generally prohibited the Company and its subsidiaries from engaging in the timeshare and fractional ownership interest businesses and prohibited MVWC and its subsidiaries from engaging in the hotel business. A more extensive summary of the Non-Competition Agreement is included in the MVWC Form 10, in the section entitled “Certain Relationships and Related Party Transactions -Non-Competition Agreement,” which is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On February 26, 2018, the Company also amended and restated the Side Letter Agreement - Program Affiliation dated as of September 21, 2016, among the Company, MVWC and certain of their subsidiaries (the “Side Letter Amendment”) by removing certain restrictions on the Company’s separate operation and marketing of the Marriott Channels and the Starwood Channels.

The foregoing summary of the Side Letter Amendment is qualified in its entirety by the terms and provisions of the Side Letter Amendment, which is attached as an Exhibit to this filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 10.1
First Amendment to the License, Services and Development Agreement for Marriott Projects, dated February 26, 2018, among the Company, Marriott Worldwide Corporation, MVWC, and the other signatories thereto.

Exhibit 10.2
First Amendment to the License, Services and Development Agreement for Ritz-Carlton Projects, dated February 26, 2018, among The Ritz-Carlton Hotel Company, LLC, MVWC and the other signatories thereto.

Exhibit 10.3	First Amendment to the Marriott Rewards Affiliation Agreement, dated February 26, 2018, among the Company, Marriott Rewards, LLC, MVWC, and Marriott Ownership Resorts, Inc.
Exhibit 10.4	Termination of Noncompetition Agreement, dated February 26, 2018, between the Company and MVWC.
Exhibit 10.5†	Amended and Restated Side Letter Agreement -- Program Affiliation, dated February 26, 2018, among the Company, Marriott Worldwide Corporation, Marriott Rewards, LLC and MVWC.

†
Portions of this exhibit were redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Exchange Act. The redacted portions of this exhibit have been filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 27, 2018	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

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